Exhibit 99.1

BARCLAYSCEOENERGY-POWER CONFERENCE JeremyThigpenP, residenatndChieEfxecutiveOfficer Septembe7r2, 017

LEGAL DISCLAIMER

The statements described in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements contain words such as "possible," "intend," "will," "if," "expect," or other similar expressions. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations, planned shipyard projects and other out-of-service time, sales of drilling units, timing of the company's newbuild deliveries, operating hazards and delays, risks associated with international operations, actions by customers and other third parties, the future prices of oil and gas, the intention to scrap certain drilling rigs, the expected timing and likelihood of the completion of the proposed acquisition of Songa Offshore SE (the "Transaction"), including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement for the Transaction; regulatory or other limitations imposed as a result of the Transaction; the success of the business following completion of the Transaction; the ability to successfully integrate the Transocean and Songa businesses; the possibility that Transocean's shareholders may not approve certain matters that are conditions to the Transaction or that the requisite number of Songa shares may not be tendered in the public exchange offer; the risk that the parties may not be able to satisfy the conditions to closing of the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that the announcement or completion of the Transaction could have adverse effects on the market price of Transocean's or Songa's shares or the ability of Transocean or Songa to retain customers, retain or hire key personnel, maintain relationships with their respective suppliers and customers, and on their operating results and businesses generally; the risk that Transocean may be unable to achieve expected synergies from the Transaction or that it may take longer or be more costly than expected to achieve those synergies; and other factors, including those and other risks discussed in the company's most recent Annual Report on Form 10-K for the year ended December 31, 2016, and in the company's other filings with the SEC, which are available free of charge on the SEC's website at: www.sec.gov, and in Songa's annual and quarterly financial reports made publicly available. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that occur, or which we become aware of, after the date hereof, except as otherwise may be required by law. All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company's website at: www.deepwater.com.

Additional Information and Where to Find It

In connection with the Transaction, Transocean will file with the U.S. Securities and Exchange Commission (the "SEC") a proxy statement (the "Proxy Statement") and Transocean and Transocean, Inc. ("TINC"), will file a Registration Statement on Form S-4 (the "Registration Statement") containing a prospectus with respect to the shares and bonds to be issued in the Transaction and the related exchange offers (the "Prospectus"). When available, Transocean will mail the Proxy Statement to its shareholders in connection with the vote to approve certain matters in connection with the Transaction and will distribute the Prospectus to certain Songa security holders in the United States in connection with the Transaction and related exchange offers contemplated by the transaction agreement. Transocean and TINC are also expected to file an offer document with the Financial Supervisory Authority of Norway (the "Norwegian FSA").

Transocean

2

LEGAL DISCLAIMER (CONTINUED)

INVESTORS AND SECURITYHOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE PROXY STATEMENT AND/OR PROSPECTUS REGARDING THE TRANSACTION IN ITS/THEIR ENTIRETY WHEN THEY BECOME AVAILABLE (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) OR ANY DOCUMENTS WHICH ARE INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT OR PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. You may obtain, free of charge, copies of the definitive Proxy Statement, Prospectus and Registration Statement, when available, and other relevant documents filed by Transocean with the SEC, at the SEC's website at www.sec.gov. In addition, shareholders may obtain free copies of the Proxy Statement and Prospectus and other relevant documents filed by Transocean and TINC with the SEC from Transocean's website at http://www.deepwater.com.

This communication does not constitute an offer to buy or exchange, or the solicitation of an offer to sell or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not a substitute for any prospectus, proxy statement or any other document that Transocean and TINC may file with the SEC in connection with the Transaction. The final terms and further provisions regarding the public offer will be disclosed in the offer document after the publication has been approved by the Norwegian FSA and in documents that will be filed by Transocean and TINC with the SEC. No money, securities or other consideration is being solicited, and, if sent in response to the information contained herein, will not be accepted.

No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended, and any applicable European and Norwegian regulations. The transaction and distribution of this document may be restricted by law in certain jurisdictions and persons into whose possession any document or other information referred to herein should inform themselves about and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. No offering of securities will be made directly or indirectly, in or into any jurisdiction where to do so would be inconsistent with the laws of such jurisdiction.

Participants in the Solicitation

Each of Transocean, TINC, Songa and their respective directors and executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from Transocean' shareholders with respect to the approvals required to complete the Transaction and the solicitation of acceptances for the Offer. More detailed information regarding the identity of these potential participants, and any direct or indirect interests they may have in the Transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and Prospectus when they are filed with the SEC. Information regarding Transocean's directors and executive officers is set forth in the definitive proxy statement on Schedule 14A filed by Transocean with the SEC on March 16, 2017 and in the Annual Report on Form 10-K filed by Transocean with the SEC on March 7, 2017. Additional information regarding the interests of participants in the solicitation of proxies in respect of the extraordinary general meeting and the Offer will be included in the Proxy Statement to be filed with the SEC. These documents are available to shareholders free of charge from the SEC's website at www.sec.gov and from the investor relations section of Transocean's website at www.deepwater.com.

Transocean

3

TRANSOCEAN’SLEADERSHIPPOSITION 4

ACQUISITION OF SONGA OFFSHORE


$4.1B in Contract Backlog into 2024
Statoil
Four New Contracted Fit-for-NCS Purpose Harsh Environment Semisubmersibles Designed by Statoil
At least $40M in Annual Synergies; Improved Revenue Efficiency Opportunities
Perfectly Aligned with Asset Strategy
Accretive on an EBITDA, Operating Cash Flow, and Net Debt / EBITDA Basis

5

VALUE OF SONGA ACQUISITION

Contract Backlog at 6/30/17	$4.1B
Annual EBITDA from Backlog	$0.4B
Annual Cash Flow from Backlog	$0.3B
Total Transaction Consideration	$3.4B
P.V. Backlog*	$2.1B
Residual Value - Steel / Rigs**	$1.3B


Songa Enabler

*Assumes ~95% revenue efficiency; operational cost synergies phased-in over four quarters; tax rate of ~15%; discount rate of 8%
**May differ from accounting treatment

Transocean
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HARSH ENVIRONMENT ASSET VALUATIONS







In US$ millions

	Songa's CAT-D's	*Bollsta Dolphin*	Stranded HE Semis at Shipyards
Implied Steel Value / Initial Sales Price	$312	$400	~$500
Capital Spares and Inventory	-	25 - 30	25 - 30
Project Management	-	5	5
Norway Regulatory Compliance	-	10 - 15	10 - 15
Tubulars and Handling Equipment	-	10	10
Mobilization, including Crewing & Training	-	35	35
6-month Shipyard Storage	-	5 - 10	5 - 10
Additional Completion Costs	-	25	-
Total Price*	$312	$515 to $530	~$590 to $605

*Assumes rig is delivered to location for initial contract and accepted
May differ from accounting treatment

Transocean

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FLOATER OPPORTUNITIES – START DATE NEXT 18 MONTHS

North Sea / Norway - Two Most Active Markets Today


10
14
2
6
2
2
1
1
5
1
1
1
2
1
1
1
1
1
1
1
1
1
3
4
2
1
1
1
6
4
1
6
1
<6 months
6-12 months
1-3 years
>3 years
Number of programs
Majors
Independents
NOCs
46 rig years to be awarded

Transocean 8

SONGAFURTHERSOURLEADERSHIPPOSITION ProForma 9

SPECIFICATION– VESSELDATACOLLECTION 10

WEIGHTING – TAILORED BY VALUE – SUBJECTIVE

Initial rankings can be adjusted by weighting measurement criteria

Sets of defining vessel/rig characteristics

Individual factors can be weighted to suit requirements

Rig population ranked top-to-bottom based on weighting



FACTORS
Hull Type 1
Water Depth 1
Operating VDL 10
Survival VDL 8
Survival Airgap 10
DP Stationkeeping 4
ored Stationkeeping 6
Motions 10
Age 8
Winterization 8
No. BOPs 1
BOP Working Pressure 6
Total BOP Rams 4
No. Annulars 4
Acoustics 4
Autoshear 4
Deadman 4
Dual Activity 10
Hook Load 6
Passive Comp. Capacity 6
Active Comp. Capacity 3
Liquid Mud Capacity 8
No. Mud Pumps 1
Installed Tension 1
Set all to 1
Ranking

Transocean

11

DATABASES– UDW&HE 12

ULTRADEEPWATER DuaAl ctivity DuaBl OPs7,Rams HookLoad BOP VesseAl ge Passive+ActiveCompensation DPClass 13

HARSH ENVIRONMENT
WoW
Survival Airgap
Motion Characteristics
Winterization
Variable Deck Load
Mud Capacity
Dual Activity
14

TRANSOCEAN FLEET TRANSFORMATION



April 2013
2017 Pro Forma Combined Fleet*
12
37
34
10
45
UDW & HE Floaters
DW & MW
HS Jackups
* Includes rigs currently under construction

- To date 33 floaters recycled with a continued focus on retiring older, less capable assets
- Rigs in the combined fleet will be re-ranked, which may result in additional rigs being recycled

Transocean

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TRANSOCEAN'S INDUSTRY-LEADING BACKLOG – PRO FORMA SONGA



Pro Forma $14.3 Billion Contract Backlog of Combined Company*
Over 90% with Investment Grade Companies
Songa Offshore
Transocean
US$ billions
3.0
2.5
2.0
1.5
1.0
0.5
0.0
$1.6
0.4
1.2
$2.7
0.7
2.0
$2.0
0.7
1.3
$1.7
0.7
1.0
$1.6
0.6
1.0
$1.3
0.6
0.7
$1.1
0.4
0.7
$2.3
2.3
Remaining 2017
2018
2019
2020
2021
2022
2023
2024-28

* Contracted operating dayrate multiplied by the contract duration for future periods as of latest public backlog. Also includes agreement with Borr Drilling to operate two jackups in Thailand.

Transocean

16

CURRENT AND FUTURE CONTRACTED FLOATERS


35
30
25
20
15
10
5
0
# of Floaters
RIG / SONG
Pro Forma
RIG
SDRL
DO
ESV
NE
SONG
ATW
RDC

Sources: Company Fleet Status Reports

Transocean

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NINE FLOATERS CONTRACTED THROUGH 2021 & BEYOND



4 drillships on 10-year contracts with Shell



1 drillship on 5-year contract with Chevron



4 Harsh Environment Semis on long-term contracts extending into 2024 with Statoil

"Important to note, RIG will now control all nine high-margin floater contracts in the public universe [excluding a few units owned by local Brazilian players] that were priced prior to the downturn and contracted long-term to the end of 2021 and beyond." *Clarksons Platou, Haithum Nokta, 8/21/17*

Transocean

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TRANSOCEAN REACTIVATING FOR CONTRACTS


Henry Goodrich


Deepwater Asgard


Transocean Barents


GSF Development Driller I


Development Driller III

19

OUR ASSETS ARE WELL PRESERVED





Preservation

- De-humidification units installed
- Volatile Corrosion Inhibitor (VCI) materials used
- BOP rubbers removed and BOP filled with Stackguard
- Scheduled cycling of critical equipment

Transocean

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DPRigYearsExperience-UDW EXPERIENCEBEYONDTHECOMPETITION– UDW UnmatchedDeepwateEr xpertise 350 300 250 200 150 100 50 0 Source data © 2017 IHS. All rights reserved. No IHS data/deliverables may be reproduced, reused, or otherwise distributed in any form without IHS’ prior written consent. 21

RigYearsExperience-HE EXPERIENCEBEYONDTHECOMPETITION– HE UnmatchedHarshEnvironmenEt xperience 700 600 500 400 300 200 100 0 Source data © 2017 IHS. All rights reserved. No IHS data/deliverables may be reproduced, reused, or otherwise distributed in any form without IHS’ prior written consent. 22

PREDICTABILITY&RELIABILITY 23 SubseaWelCl ontro–l TargetedImprovement

PERFORMANCETHROUGHCOLLABORATION Old Cost •ImprovingUptimefoCr ustomers •BusinessModeIlnnovation •ReducingTotaCl osotOf wnership New Cost •Reliability-CenteredApproach 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Blowout Preventer (BOP) 24 Benefits

THROUGHDATA PERFORMANCE 25

SIGNIFICANTIMPROVEMENT-UDWTRIPPINGTIME aunched 26 RateFt/Hr LI

SERVICE INTEGRATION


Flexible commercial models
Integrated approach
Performance alignment
Efficient well delivery

27

CONVERTING BACKLOG TO CASH



REVENUE EFFICIENCY
Trailing 5 Quarters - 99%
102%
100%
98%
96%
94%
92%
90%
88%
86%
84%
82%
80%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
Total Fleet
Ultra-Deepwater



REVENUE & EBITDA
Adjusted Normalized
2,400
1,800
1,200
600
0
70%
60%
50%
40%
30%
20%
10%
Revenue Declined ~65%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
Adj Normalized Revenue
Adj Normalized EBITDA
Adj Normalized EBITDA Margin

Transocean

28

STRONG LIQUIDITY

Major Accomplishments

- Raised ~$2.9B through four separate debt transactions since July 2016
- Opportunistically repurchased
  - ~$2.2B in debt via tender offers since July 2016
  - ~$1.0B open market repurchases since July 2015
- Acquired Transocean Partners
- Sold jackup fleet
  - Added ~$350M in cash
  - Removed ~$1B in shipyard obligations
- Deferred ~$1B in shipyard obligations into 2020
- Entered into definitive agreement to acquire Songa Offshore



Potential Future Revolving Credit Facility and Secured Financing Capacity
4.0
3.0
2.0
1.0
0.0
US$ Billions
~$2.2B*
~$1.0B-$1.4B
Songa
RIG
~$0.7B
~$1.7B**
Songa
RIG
~$0.8B - $1.2B
Cash at 6/30/17, Pro Forma
Operations Cash Flow through 2019***
CapEx through 2019
Debt-Due through 2019
Projected Liquidity at 12/31/19, Pro Forma

*Transocean cash at 6/30/17 less net cash used for Songa transaction
**Excludes Eksportfinans debt
***Sources: Transocean and consensus estimates

Transocean

29

DEEPWATERCOMPETESWITHLAND $50 30

SIGNIFICANTCOSTREDUCTIONSOFFSHORE Sources: Morgan Stanley Research, April 2017; Reuters, March 2017 31

COSTREDUCTIONSMAKEOFFSHORECOMPETITIVE WITHONSHORE $/bbl Wellhead Breakevens for Major Shale Plays Feb 2017: Shell says breakeven cost of production out of its Gulf of Mexico Kaikias development will be less than $40 per barrel, which is roughly the breakeven price for independent onshore Permian assets. Sourced: Morgan Stanley Research, April 2017; Rystad Energy, April 2017 32

OFFSHORE AND ONSHORE WELLS DIFFER



Offshore wells characterized by higher production rates and lower decline rates relative to those onshore.
Normalized Average Daily production
Percentage of Initial Production Rate
100%
80%
60%
40%
20%
0%
7000
6000
5000
4000
3000
2000
1000
0
boe/d
0
1
2
3
4
5
6
7
8
9
10
CUMULATIVE YEARS
GOM Deepwater, US (boe/d)
GOM Shelf, US (boe/d)
Wolfcamp Shale Onshore (boe/d)
GOM Deepwater, US (% IP)
GOM Shelf, US (% IP)
Wolfcamp Shale Onshore (% IP)

* Wolfcamp wells includes all wells targeting Wolfcamp Formation in Permian Basin that started producing after 2010

Source: Rystad Energy, June 2017

Transocean

33

FLOATER CONTRACTINGACTIVITYISRETURNING Historical Offshore Rig Contracts Awarded 35 Super Major National Independent 30 25 20 15 10 5 200 0 Super Major National Independent Includes new mutual and mutual options Source data © 2017 IHS. All rights reserved. No IHS data/deliverables may be reproduced, reused, or otherwise distributed in any form without IHS’ prior written consent. July 2017 34 Q… Q… Q… 0

SONGA FURTHERS OUR LEADERSHIP POSITION

Pro Forma

55	$14.3B	$5.2B
FLOATERS	CONTRACT BACKLOG	CURRENT LIQUIDITY

EXPERIENCE

>2x UDW >5x HE

Transocean

35